Exhibit 10.2

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of August 20, 2012 is by and between LEGALSOURCE LLC, a Delaware limited liability company (the “New Subsidiary”) and BANK OF AMERICA, N.A., in its capacities as Administrative Agent and Collateral Agent (collectively, the “Agent”) under the Amended and Restated Credit Agreement (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”) dated as of April 14, 2011 among Huron Consulting Group Inc., a Delaware corporation, as Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrower is required by Section 7.12 of the Credit Agreement to cause the New Subsidiary to become a “Guarantor” thereunder. Accordingly, the New Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to the holders of the Obligations, as provided in Article IV of the Credit Agreement, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement, and shall have all of the obligations of a Grantor thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Grantors contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, to secure the prompt payment in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as such term is defined and used in the Security Agreement), the New Subsidiary hereby grants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of the New Subsidiary in and to all of the Collateral of the New Subsidiary, whether now owned or existing or owned, acquired, or arising hereafter.

3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all of the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Pledgors contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, to secure the prompt payment in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as such term is defined and used in the Pledge Agreement), the New Subsidiary hereby grants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of the New Subsidiary in and to all of the Collateral (as such term is defined and used in the Pledge Agreement) of the New Subsidiary, whether now owned or existing or owned, acquired, or arising hereafter.

4. The Borrower and Huron Consulting Group Holdings LLC, a Delaware limited liability company (“Holdings”) hereby agree that the Equity Interests listed on Schedule 1 hereto shall be deemed to be part of the Pledged Equity within the meaning of the Pledge Agreement, shall become part of the Pledged Collateral (as defined in the Pledge Agreement) and shall secure all of the Secured Obligations (as defined in the Pledge Agreement) as provided in the Pledge Agreement. In furtherance of the foregoing, Holdings hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Secured Obligations (as defined in the Pledge Agreement), a continuing security interest in any and all right, title and interest of Holdings, in and to the Pledged Equity identified on Schedule 1 hereto and all other Pledged Collateral (as defined in the Pledge Agreement) relating thereto to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement) to the same extent as provided in the Pledge Agreement.

5. The New Subsidiary hereby represents and warrants to the Agent that:

(a) The New Subsidiary’s exact legal name and state of formation as of the date hereof are as set forth on the signature pages hereto.

(b) Set forth on Schedule 2 is the chief executive office, tax payer identification number and organizational identification number of the New Subsidiary as of the date hereof.

(c) Other than as set forth on Schedule 3 hereto, the New Subsidiary has not changed its legal name, changed its jurisdiction of formation, incorporation or organization or been party to a merger, consolidation or other change in structure or used any tradename in the five years preceding the date hereof.

(d) Schedule 4 hereto includes all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) registered or pending registration with the United States Copyright Office, the United States Patent and Trademark Office, or any comparable office or Governmental Authority in the jurisdiction of formation, incorporation or organization of the New Subsidiary and owned by the New Subsidiary as of the date hereof. None of the IP Rights of the New Subsidiary set forth in Schedule 4 hereto is subject to any licensing agreement or similar arrangement, except as set forth on Schedule 4 hereto.

(e) Schedule 5 hereto includes all Commercial Tort Claims before any Governmental Authority by or in favor of the New Subsidiary.

(f) Schedule 6 hereto lists all real property that is owned by the New Subsidiary as of the date hereof.

(g) Schedule 7 hereto includes each Subsidiary of the New Subsidiary, including (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) the certificate number(s) of the certificates evidencing such Equity Interests and number and percentage of outstanding shares of each class owned by the New Subsidiary (directly or indirectly) of such Equity Interests and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto.

6. The address of the New Subsidiary for purposes of all notices and other communications is the address designated for the Borrower on Schedule 11.02 to the Credit Agreement or such other address as the New Subsidiary may from time to time notify the Administrative Agent in writing.

7. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary under Article IV of the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

8. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

[Signature Page Follows]

IN WITNESS WHEREOF, the New Subsidiary, the Borrower and Holdings have caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

LEGALSOURCE LLC,
a Delaware limited liability company

By:	/s/ C. Mark Hussey
Name:	C. Mark Hussey
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

HURON CONSULTING GROUP INC., a Delaware corporation

By:	/s/ C. Mark Hussey
Name:	C. Mark Hussey
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ C. Mark Hussey
Name:	C. Mark Hussey
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Bozena Janociak
Name:	Bozena Janociak
Title:	Assistant Vice President

Schedules

Schedule 1	Pledged Collateral
Schedule 2	Chief Executive Office of New Subsidiary; Tax Payer Identification; Organizational Identification Number
Schedule 3	Changes in Legal Name and State of Formation
Schedule 4	IP Rights
Schedule 5	Commercial Tort Claims
Schedule 6	Real Property
Schedule 7	Subsidiaries of the New Subsidiary

Schedule 1

Pledged Collateral

Issuer	Pledgor	Certificate No(s).	Percentage Ownership
LegalSource LLC	Huron Consulting Group Holdings LLC	Not Certificated	100%

Schedule 2

Chief Executive Office of New Subsidiary; Tax Payer Identification;

Organizational Identification Number

550 West Van Buren Street

Chicago, Illinois 60607

FEIN 80-0828232

Delaware File No. 5173000

Schedule 3

Changes in Legal Name and State of Formation

On July 5, 2012, the New Subsidiary filed a Certificate of Amendment to the Certificate of Formation changing its name from LegalSource Acquisition LLC to LegalSource LLC.

Formed in the State of Delaware on June 20, 2012.

Schedule 4

IP Rights

ADAMSGRAYSON	July 31, 2007	3271073	United States
AG LOGO	December 18, 2007	3354871	United States
LEGALSOURCE	August 19, 2003	2752542	United States
LEGALSOURCE LEGAL STAFFING SOLUTIONS	January 14, 2003	2674126	United States

Schedule 5

Commercial Tort Claims

None.

Schedule 6

Real Property

None.

Schedule 7

Subsidiaries of the New Subsidiary

None.